Commitments and Contingencies	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies

Noncontrolling Interest Holder Put Arrangements and Company Call Arrangements

The following section provides a summary table and description of the various noncontrolling interest holder put arrangements, which relate to Discontinued Operations, that Laureate had outstanding as of December 31, 2017. Laureate has elected to accrete changes in the arrangements’ redemption values over the period from the date of issuance to the earliest redemption date. The redeemable noncontrolling interests are recorded at the greater of the accreted redemption value or the traditional noncontrolling interest. Until the first exercise date, the put instruments’ reported values may be lower than the final amounts that will be required to settle the minority put arrangements. As of December 31, 2017, the carrying value of all noncontrolling interest holder put arrangements was $11,435.

If the minority put arrangements were all exercised at December 31, 2017, Laureate would be obligated to pay the noncontrolling interest holders an estimated amount of $11,435, as summarized in the following table:

	Nominal Currency	First Exercisable Date	Estimated Value as of December 31, 2017 redeemable within 12-months:	Reported Value
Noncontrolling interest holder put arrangements
INTI Education Holdings Sdn Bhd (Inti Holdings) - 10.10%	MYR	Current	$9,436	$9,436
Pearl Retail Solutions Private Limited (Pearl) - 10%	INR	Current	1,938	1,938
Stamford International University (STIU) - Puttable preferred stock of TEDCO	THB	Current	61	61
Total noncontrolling interest holder put arrangements			11,435	11,435
Puttable common stock - not currently redeemable	USD	*	—	2,286
Total redeemable noncontrolling interests and equity			$11,435	$13,721
* Contingently redeemable

MYR: Malaysian Ringgit
INR: Indian Rupee
THB: Thai Baht

Laureate’s noncontrolling interest put arrangements are specified in agreements with each noncontrolling interest holder. The terms of these agreements determine the measurement of the redemption value of the put options based on a non-GAAP measure of earnings before interest, taxes, depreciation and amortization (EBITDA, or recurring EBITDA), the definition of which varies for each particular contract.

Commitments and contingencies are generally denominated in foreign currencies.

Inti Holdings

As part of the acquisition of INTI, formerly known as Future Perspective, Sdn Bhd, a higher education institution with five campuses in Malaysia, the noncontrolling interest holders of INTI had put options denominated in MYR to require the Company to purchase the remaining noncontrolling interest. As of December 31, 2017, there is one put option remaining for the holder of the 10.10% minority interest. The put option for the 10.10% noncontrolling interest holder is exercisable for the 30-day period commencing after issuance of the audited financial statements for each of the years ending December 31, 2012 through December 31, 2025. The holder may exercise his option to sell all of his equity interest to the Company for a purchase price that is equal to defined multiples of recurring EBITDA. Purchase price multiples have been defined as eight times up to the first MYR 40,000 (approximately $9,800 at December 31, 2017) of EBITDA plus six times EBITDA above this amount. This put option expires after the 30-day period related to delivery of the 2025 audited financial statements. As of December 31, 2017, the Company recorded $9,436 for this arrangement in Redeemable noncontrolling interests and equity on its Consolidated Balance Sheet.

As discussed in Note 3, Discontinued Operations, on December 11, 2017 we signed a sale purchase agreement to sell Inti Holdings, the indirect owner of INTI. In connection with the sale purchase agreement, we entered into a separate agreement with the current minority owner of the equity of Inti Holdings relating to the purchase of the minority owner’s 10.10% interest in Inti Holdings, the closing of which is a precondition to the closing of the transactions under the sale purchase agreement. The purchase of the minority owner’s 10.10% interest is contingent on the sale purchase agreement being completed.

Pearl

As part of the acquisition of Pearl, the minority owners had a put option to require Laureate to purchase the remaining 45% noncontrolling interest, and Laureate has a call option to require the minority owners to sell to Laureate up to 35% of the total equity of Pearl that is still owned by the noncontrolling interest holders (i.e. approximately 78% of the remaining 45% noncontrolling interest). On June 19, 2017, Laureate and the noncontrolling interest holders of Pearl amended the put and call option agreements in order to clarify certain aspects of the formula for determining the purchase price of the noncontrolling interests. The modifications to the agreement resulted in the exclusion of certain campus costs and liabilities in the purchase price calculation.

On July 11, 2017, the noncontrolling interest holders of Pearl notified Laureate of their election to exercise their put option for a portion of their total noncontrolling interest, which required Laureate to purchase an additional 35% equity interest in Pearl. The purchase price for the 35% equity interest, which was agreed to by the parties, was approximately $11,400 and was paid in October 2017. The remaining 10% puttable equity interest that is still held by the minority owners is recorded at its estimated redemption value of $1,938. The call option had no impact on the Company's financial statements as of December 31, 2017.

Puttable Common Stock - Director Stockholder Put (Not Currently Redeemable)

Each of the individual director stockholders of Laureate has entered into a stockholder’s agreement with Laureate and Wengen. The director stockholder's agreement makes all shares of common stock subject to a stockholder put option at the fair market value of the stock. The stockholder put option is only exercisable upon the loss of capacity to serve as a director due to death or disability (as defined in the stockholder’s agreement). The director stockholder put option expires only upon a change in control of Laureate.

Since the put option can only be exercised upon death or disability, we account for the common stock as contingently redeemable equity instruments that are not currently redeemable and for which redemption is not probable. Accordingly, the redeemable equity instruments are presented in temporary equity based on their initial measurement amount, as required by ASC 480-10-S99, “Distinguishing Liabilities from Equity - SEC Materials.” No subsequent adjustment of the initial measurement amounts for these contingently redeemable securities is necessary unless the redemption of these securities becomes probable. Accordingly, the amount presented as temporary equity for the contingently redeemable common stock outstanding is its issuance-date fair value.

As of December 31, 2017 and 2016, $2,286 and $3,125, respectively, of contingently redeemable common stock attributable to director stockholder puts was included in Redeemable noncontrolling interests and equity on the Consolidated Balance Sheets.

Series A Convertible Redeemable Preferred Stock Offering

On December 4, 2016, we signed a subscription agreement with six investors, including Kohlberg, Kravis and Roberts Co. L.P. (KKR) and Snow Phipps Group LLC (Snow Phipps), both of which are affiliates of ours, pursuant to which we agreed to issue and sell to those investors an aggregate of 400 shares of a new series of our convertible redeemable preferred stock (the Series A Preferred Stock), consisting of 23 shares of Series A-1 Preferred Stock and 377 shares of Series A-2 Preferred Stock, in a private offering for total net proceeds of approximately $383,000. The closing of this transaction, for 343 shares, occurred on December 20, 2016 and we received net proceeds, after issuance costs, of approximately $328,000. One investor funded a portion of its purchase price for 57 shares, equal to $57,000 (approximately $55,000 net of issuance costs), in January 2017. The issuance costs are being accreted to the carrying value of the Series A Preferred Stock over the five-year redemption period.

Dividends on the Series A Preferred Stock compound quarterly and, if not paid in shares of Series A Preferred Stock on a quarterly basis or in cash accrue, as and if declared by the board of directors of the Company, on each share of Series A Preferred Stock as follows: (i) from the issue date and continuing through and including the second anniversary of the issue date, 10.0% per year; (ii) from the second anniversary of the issue date and continuing through and including the third anniversary of the issue date, 13.0% per year; and (iii) from the third anniversary of the issue date and thereafter, 16.0% per year. Unless we elect to pay the dividend in cash, dividends are automatically paid to the holder thereof in shares of Series A Preferred Stock or accrue. For any period in which dividends on the Series A Preferred Stock are paid in cash, the dividend rate is reduced by 75 basis points. The 400 total shares of Series A Preferred Stock comprises 23 shares of Series A-1 and 377 shares of Series A-2. The Certificate of Designations prohibits the Company from declaring dividends (other than stock dividends to junior securities that are subordinated in all respects to the dividends payable to shares of Series A Preferred Stock, all in accordance the Certificate of Designations) on any other class or series of its capital stock as long as the Series A Preferred Stock is outstanding. The defined dividend rate in the Certificate of Designations for the Series A-2 includes a provision that requires the Company to pay a higher rate than the dividend rates described above if any dividends greater than those rates are paid on the Company’s Class A common stock. However, in the calculation of earnings per share, while the Series A-2 are deemed for accounting purposes only to be participating securities, we do not expect any impact on diluted earnings per share since the possibility of these shares receiving the higher rate dividend is considered remote.

Each holder of shares of Series A Preferred Stock may elect to convert all of its shares of Series A Preferred Stock into shares of our Class A common stock upon the closing of a sale of the Company or Wengen and in the event Wengen no longer exclusively controls the Company, in each case at a 15% discount to the implied equity value of the Company at the closing of the applicable transaction. In addition, both the Company and each holder of shares of Series A Preferred Stock may elect to convert all of the shares of Series A Preferred Stock into shares of our Class A common stock at any time after our initial public offering commencing on the earlier to occur of one day following the first anniversary of the closing of our initial public offering and the Follow-on Conversion Date (as defined in the Certificate of Designations). The shares of Series A Preferred Stock shall generally convert at a 15% discount to the lesser of the price per share at which the Company’s shares of Class A common stock were sold to the public in the Company’s initial public offering or the 30 day trailing price per share of our Class A common stock, but in no case shall the conversion price be less than 75% of the price at which the shares of our Class A common stock are sold to the public. The number of shares of Class A Common Stock expected to be issued upon the conversion of all the outstanding Series A Preferred Stock is between approximately 35,300 and 40,000 shares. As described in Note 1, Description of Business, the Company consummated a qualified initial public offering (QIPO) on February 6, 2017. The Certificate of Designations defined a QIPO as an initial underwritten public offering of common stock by the Company on or prior to August 15, 2017 with net cash proceeds to the Company of not less than $450,000. In certain circumstances, the Company and the holders of the Series A Preferred Stock have the right to delay a conversion for a period of 90 days following a proposed conversion date. We are not permitted to convert any shares of Series A Preferred Stock until there is an effective registration statement available to the holders of the Series A Preferred Stock which provide the holders the opportunity to register at least an amount of shares of our Class A common stock equal to the Priority Amount, as defined in the Certificate of Designations. The QIPO generated net cash proceeds of approximately $456,500.

The shares of Series A Preferred Stock are redeemable at our option at any time (subject to certain limitations involving the price of our Class A common stock) and by the holders after the fifth anniversary of the issue date at a redemption price per share equal to 1.15 multiplied by the sum of the issue amount per share plus any accrued and unpaid dividends. If we fail to redeem the shares of Series A Preferred Stock when required after the fifth anniversary of the issue date, the holders of the Series A Preferred Stock are entitled to certain remedies, including the ability to take control of a majority of our Board of Directors and cause a sale of the Company and/or cause us to raise debt or equity capital in an amount sufficient to redeem the remaining outstanding shares of Series A Preferred Stock. The Series A Preferred Stock will be accreted up to its stated redemption value using a constant yield approach. The Series A Preferred Stock includes a Beneficial Conversion Feature (BCF) that was contingent on a QIPO, as defined above, which was consummated on February 6, 2017. Accordingly, during the first quarter of 2017, the Company recorded the BCF at its estimated fair value of $261,794 as a reduction of the carrying value of the Series A Preferred Stock and an increase to Additional Paid-In Capital. Beginning in the first quarter of 2017, the accretion of this BCF reduces net income available to common stockholders in the calculation of earnings per share, as shown in Note 17, Earnings (Loss) Per Share. During the year ended December 31, 2017, the Company recorded additional BCF of $3,574 related to the paid-in-kind dividends. The total BCF of $265,368 will be accreted using a constant yield approach over a one-year period. For the year ended December 31, 2017, we have recorded total accretion on the Series A Preferred Stock of $292,450, and as of December 31, 2017 the Series A Preferred Stock had a carrying value of $400,276. As of December 31, 2016, prior to the January 2017 funding of purchase price for the additional 57 shares of Series A Preferred Stock, and prior to the IPO and the recording of the IPO-contingent BCF, the Series A Preferred Stock had a carrying value of $332,957.

Other Loss Contingencies

Laureate is subject to legal actions arising in the ordinary course of its business. In management's opinion, we have adequate legal defenses, insurance coverage and/or accrued liabilities with respect to the eventuality of such actions. We do not believe that any settlement would have a material impact on our Consolidated Financial Statements. Refer to Note 20, Legal and Regulatory Matters, for a discussion of certain matters.

Contingent Liabilities for Taxes

As of December 31, 2017 and 2016, Laureate has recorded cumulative liabilities totaling $77,258 and $69,088, respectively, for taxes other-than-income tax, principally payroll-tax-related uncertainties recorded at the time of an acquisition. Included in these amounts, as of December 31, 2017 and 2016, $7,240 and $7,181, respectively, were classified as held for sale.The changes in this recorded liability are related to acquisitions, interest and penalty accruals, changes in tax laws, expirations of statutes of limitations, settlements and changes in foreign currency exchange rates. The terms of the statutes of limitations on these contingencies vary but can be up to 10 years. These liabilities were included in current and long-term liabilities on the Consolidated Balance Sheets. Changes in the recorded values of non-income tax contingencies impact operating income and interest expense, while changes in the related indemnification assets impact only operating income. The total increases/(decreases) to operating income for adjustments to non-income tax contingencies and indemnification assets were $2,586, $(18,963) and $(3,965) for the years ended December 31, 2017, 2016 and 2015, respectively.

In addition, as of December 31, 2017 and 2016, Laureate has recorded cumulative liabilities for income tax contingencies of $103,189 and $103,471, respectively, of which $9,300 and $6,786 , respectively, were classified as held for sale. As of December 31, 2017 and 2016, indemnification assets primarily related to acquisition contingencies were $98,493 and $97,606, respectively, of which $935 and $1,202 , respectively, were classified as held for sale. These indemnification assets primarily covered contingencies for income taxes and taxes other-than-income taxes. In addition, we have identified certain contingencies, primarily tax-related, that we have assessed as being reasonably possible of loss, but not probable of loss, and could have an adverse effect on the Company’s results of operations if the outcomes are unfavorable. In most cases, Laureate has received indemnifications from the former owners and/or noncontrolling interest holders of the acquired businesses for contingencies, and therefore, we do not believe we will sustain an economic loss even if we are required to pay these additional amounts. In cases where we are not indemnified, the unrecorded contingencies are not individually material and are primarily in Brazil. In the aggregate, we estimate that the reasonably possible loss for these unrecorded contingencies in Brazil could be up to approximately $55,000 if the outcomes were unfavorable in all cases.

Income tax contingencies are disclosed and discussed further in Note 16, Income Taxes.

Other Loss Contingencies

Laureate has accrued liabilities for certain civil actions against our institutions, a portion of which existed prior to our acquisition of these entities. As of December 31, 2017 and 2016, approximately $18,000 and $15,000, respectively, of loss contingencies were included in Other long-term liabilities and Other current liabilities on the Consolidated Balance Sheets. In addition, as of December 31, 2017 and 2016, $4,000 and $3,000, respectively, of loss contingencies were classified as liabilities held for sale. Laureate intends to vigorously defend against these lawsuits.

HIEU, our institution in China, is named as one of five defendants in a civil case involving a loan transaction that was entered into by certain former noncontrolling interest holders of HIEU as borrowers, and was allegedly guaranteed by HIEU. The amount of the loan is approximately $29,000, including interest and penalties. The former noncontrolling interest holders are the primary defendants in this civil case, with HIEU added in its alleged role as guarantor. Due to developments in the case that occurred during the second quarter of 2017, we determined that the probability of incurring a loss in this legal matter is reasonably possible as of December 31, 2017, but not probable, and therefore a liability has not been recorded. The Changsha Intermediate Court issued judgment on October 25, 2017 which dismissed this claim. The plaintiffs have appealed to the Higher People's Court of Hainan Province. As discussed in Note 3, Discontinued Operations, in December 2017 we entered into an agreement to sell LEILY, the entity that is the beneficial owner of a 70% equity interest in Hunan Lie Ying Industry Co., Ltd., which in turn owns 100% of the sponsorship or equity interests in the Entities, a group of entities that includes HIEU. As discussed in Note 25, Subsequent Events, we completed the sale of LEILY in January 2018.

Material Guarantees – Student Financing

Chile

The accredited Chilean institutions in the Laureate network also participate in a government-sponsored student financing program known as Crédito con Aval del Estado (the CAE Program). The CAE Program was formally implemented by the Chilean government in 2006 to promote higher education in Chile for lower socio-economic level students in good academic standing. The CAE Program involves tuition financing and guarantees that are provided by our institutions and the government. As part of the CAE Program, these institutions provide guarantees which result in contingent liabilities to third-party financing institutions, beginning at 90% of the tuition loans made directly to qualified students enrolled through the CAE Program and declining to 60% over time. The guarantees by these institutions are in effect during the period in which the student is enrolled, and the guarantees are assumed entirely by the government upon the student’s graduation. When a student leaves one of Laureate's institutions and enrolls in another CAE-qualified institution, the Laureate institution will remain guarantor of the tuition loans that have been granted up to the date of transfer, and until the student's graduation from a CAE-qualified institution. The maximum potential amount of payments our institutions could be required to make under the CAE Program was approximately $527,000 and $479,000 at December 31, 2017 and 2016, respectively. This maximum potential amount assumes that all students in the CAE Program do not graduate, so that our guarantee would not be assigned to the government, and that all students default on the full amount of the CAE-qualified loan balances. As of December 31, 2017 and 2016, we recorded $27,073 and $20,636, respectively, as estimated long-term guarantee liabilities for these obligations.

Material Guarantees – Other

In conjunction with the purchase of UNP, Laureate pledged all of the acquired shares as a guarantee of our payments of rents as they become due. In the event that we default on any payment, the pledge agreement provides for a forfeiture of the relevant pledged shares. In the event of forfeiture, Laureate may be required to transfer the books and management of UNP to the former owners.

Laureate acquired the remaining 49% ownership interest in UAM Brazil in April 2013. As part of the agreement to purchase the 49% ownership interest, Laureate pledged 49% of its total shares in UAM Brazil as a guarantee of our payment obligations under the purchase agreement. In the event that we default on any payment, the agreement provides for a forfeiture of the pledged shares.

In connection with the purchase of FMU on September 12, 2014, Laureate pledged 75% of the acquired shares to third-party lenders as a guarantee of our payment obligations under the loans that financed a portion of the purchase price. Laureate pledged the remaining 25% of the acquired shares to the sellers as a guarantee of our payment obligations under the purchase agreement for the seller notes. In the event that we default on any payment of the loans or seller notes, the purchase agreement provides for a forfeiture of the relevant pledged shares. After the payment of the seller notes in September 2017, as discussed in Note 6, Due to Shareholders of Acquired Companies, the shares pledged to the sellers were pledged to the third-party lenders until full payment of the loans, which mature in April 2021.

Standby Letters of Credit, Surety Bonds and Other Commitments

As of December 31, 2017 and 2016, Laureate's outstanding letters of credit (LOCs) and surety bonds primarily consisted of the items discussed below.

As of December 31, 2017 and 2016, we had approximately $136,900 and $105,600, respectively, posted as LOCs in favor of the DOE. These LOCs were required to allow Walden, Kendall, NewSchool, and St. Augustine to continue participating in the DOE Title IV program and are recorded on Walden and a corporate entity. These LOCs are fully collateralized with cash equivalents and certificates of deposit, which are classified as Restricted cash and investments on our December 31, 2017 and 2016 Consolidated Balance Sheets.

As of December 31, 2017 and 2016, we had $39,505 and $34,746, respectively, posted as cash-collateral for LOCs related to the Spain Tax Audits. See Note 16, Income Taxes, for further detail. The cash collateral for these LOCs was recorded in Continuing Operations and was classified as Restricted cash and investments on our December 31, 2017 Consolidated Balance Sheet.

As part of our normal operations, our insurers issue surety bonds on our behalf, as required by various state education authorities in the United States. We are obligated to reimburse our insurers for any payments made by the insurers under the surety bonds. As of December 31, 2017 and 2016, the total face amount of these surety bonds was $13,980 and $12,162, respectively. These bonds are fully collateralized with cash, which is classified as Restricted cash and investments on our December 31, 2017 Consolidated Balance Sheet.

In November 2016, in order to continue participating in Prouni, a federal program that offers tax benefits designed to increase higher education participation rates in Brazil, UAM Brazil posted a guarantee in the amount of $15,300. In connection with the issuance of the guarantee, UAM Brazil obtained a non-collateralized surety bond from a third party in order to secure the guarantee. The cost of the surety bond was $1,400, of which half was reimbursed by the former owner of UAM Brazil, and is being amortized over the five-year term. The Company believes that this matter will not have a material impact on our Consolidated Financial Statements.